Business Combinations and Divestitures	12 Months Ended
Dec. 28, 2014
Business Combinations [Abstract]
BUSINESS COMBINATIONS AND DIVESTITURES
Business Combinations and Divestitures
Certain businesses were acquired for $2,129 million in cash and $38 million of liabilities assumed during 2014. These acquisitions were accounted for using the acquisition method and, accordingly, results of operations have been included in the financial statements from their respective dates of acquisition.
The 2014 acquisitions included: Covagen AG, a privately-held, biopharmaceutical company specializing in the development of multispecific protein therapeutics through the FynomAb® technology platform; Alios BioPharma, Inc., a privately-held, clinical stage biopharmaceutical company focused on developing therapies for viral diseases; and the ORSLTM electrolyte ready-to-drink brand from Jagdale Industries Ltd. The excess of purchase price over the estimated fair value of tangible assets acquired amounted to $2,069 million and has been assigned to identifiable intangible assets, with any residual recorded to goodwill. Of this amount, approximately $1,913 million has been identified as the value of IPR&D associated with the acquisitions of Covagen AG and Alios BioPharma, Inc. The value of the IPR&D was calculated using cash flow projections discounted for the inherent risk in the projects.
The IPR&D related to the acquisition of Alios BioPharma, Inc. (Alios) of $1,688 million is associated with Alios’ lead compound AL-8176, an orally administered antiviral therapy for treatment of infants with respiratory syncytial virus (RSV). A probability of success factor of 60.0% was used to reflect inherent clinical and regulatory risk. The discount rate applied was 11.4%. The IPR&D related to the acquisition of Covagen AG of $225 million is associated with Covagen’s lead compound COVA-322, currently in Phase 1b study for psoriasis and holding potential as a treatment for a broad range of inflammatory diseases including rheumatoid arthritis. A probability of success factor of 26% was used to reflect inherent clinical and regulatory risk. The discount rate applied was 12.5%.
Certain businesses were acquired for $835 million in cash and $193 million of liabilities assumed during 2013. These acquisitions were accounted for using the acquisition method and, accordingly, results of operations have been included in the financial statements from their respective dates of acquisition.
The assumed liabilities primarily represent the fair value of the contingent consideration which may be payable related to the acquisition of Aragon Pharmaceuticals, Inc. As per terms of the agreement, additional payments of up to $350 million may be paid in the future based on reaching predetermined milestones.
The 2013 acquisitions included: Flexible Stenting Solutions, Inc., a leading developer of innovative flexible peripheral arterial, venous and biliary stents; Shanghai Elsker Mother & Baby Co., Ltd, a baby care company in China and Aragon Pharmaceuticals, Inc., a privately-held, pharmaceutical discovery and development company focused on drugs to treat hormonally-driven cancers.
The excess of purchase price over the estimated fair value of tangible assets acquired amounted to $941 million and has been assigned to identifiable intangible assets, with any residual recorded to goodwill. Of this amount, approximately $831 million has been identified as the value of IPR&D associated with the acquisitions of Aragon Pharmaceuticals, Inc. and Flexible Stenting Solutions, Inc.
The IPR&D related to the acquisition of Aragon Pharmaceuticals, Inc. of $810 million is associated with Aragon’s androgen receptor antagonist program for treatment of hormonally-driven cancers. The value of the IPR&D was calculated using cash flow projections discounted for the inherent risk in such projects. Probability of success factors ranging from 37% - 52.0% were used to reflect inherent clinical and regulatory risk. The discount rate applied was 15.5%. The IPR&D related to the acquisition of Flexible Stenting Solutions, Inc. of $21 million is associated with the approval for peripheral vascular indications, including the superficial femoral artery indication. A probability of success factor of 100% was used and a discount rate ranging between 16.5% - 17.5% was applied.
Certain businesses were acquired for $17,821 million in cash and stock and $1,204 million of liabilities assumed during 2012. These acquisitions were accounted for using the acquisition method and, accordingly, results of operations have been included in the financial statements from their respective dates of acquisition.
The 2012 acquisitions included: Synthes, Inc., a global developer and manufacturer of orthopaedics devices; Guangzhou Bioseal Biotech Co., Ltd., a developer of biologic combinations addressing moderate to severe hemostasis; Angiotech Pharmaceuticals, Inc., intellectual property and know how related to the QuillTM Knotless Tissue-Closure Device; CorImmun GmbH, a developer of a phase II treatment for CHF; Calibra Medical, Inc., a developer of a unique, wearable three-day insulin patch for convenient and discreet mealtime dosing for people with diabetes who take multiple daily injections of insulin; Spectrum Vision LLC, a full service distributor of contact lenses serving Russia with facilities in the Ukraine and Kazakhstan; and marketing authorizations, trademarks, and patents extending ZYRTEC® related market rights in Australia and Canada.
The excess of purchase price over the estimated fair value of tangible assets acquired amounted to $15,785 million and has been assigned to identifiable intangible assets, with any residual recorded to goodwill. Of this amount, approximately $208 million has been identified as the value of IPR&D associated with the acquisitions of CorImmun GmbH and Synthes, Inc.
The IPR&D related to the acquisition of Synthes, Inc. of $63 million is associated with orthopaedic devices, and the IPR&D associated with CorImmun of $145 million is related to a CHF treatment. These IPR&D values were calculated using the cash flow projections discounted for the risk inherent in such projects. Synthes, Inc. had a probability of success factor of 100%, discounted using a 14% rate. CorImmun had a probability of success factor of 38%, discounted using a 25% rate. During 2013, the Company recorded a charge of $0.2 billion for the impairment of the in-process research and development associated with CorImmun.
During the fiscal second quarter of 2012, the Company completed the acquisition of Synthes, Inc., a global developer and manufacturer of orthopaedics devices, for a purchase price of $20.2 billion in cash and stock. The net acquisition cost of the transaction was $17.5 billion based on cash on hand at closing of $2.7 billion.
Under the terms of the agreement, each share of Synthes, Inc. common stock was exchanged for CHF 55.65 in cash and 1.717 shares of Johnson & Johnson common stock, based on the calculated exchange ratio. The exchange ratio was calculated on June 12, 2012 and based on the relevant exchange rate and closing price of Johnson & Johnson common stock on that date, the total fair value of consideration transferred was $19.7 billion. When the acquisition was completed on June 14, 2012, based on the relevant exchange rate and closing price of Johnson & Johnson common stock on that date, the total fair value of the consideration transferred was $20.2 billion. Janssen Pharmaceutical, a company organized under the laws of Ireland and a wholly-owned subsidiary of Johnson & Johnson, used cash on hand to satisfy the cash portion of the merger consideration.
The stock portion of the merger consideration consisted of shares of Johnson & Johnson common stock purchased by Janssen Pharmaceutical from two banks, pursuant to two accelerated share repurchase (ASR) agreements dated June 12, 2012. On June 13, 2012, Janssen Pharmaceutical purchased an aggregate of approximately 203.7 million shares of Johnson & Johnson common stock at an initial purchase price of $12.9 billion under the ASR agreements, with all of the shares delivered to Janssen Pharmaceutical on June 13, 2012.  During the fiscal third quarter of 2013, the Company settled the remaining liabilities under the ASR agreements for $2.9 billion in cash which was recorded as a reduction to equity.
In addition, while the Company believes that the transactions under each ASR agreement and a series of related internal transactions were consummated in a tax efficient manner in accordance with applicable law, it is possible that the Internal Revenue Service could assert one or more contrary positions to challenge the transactions from a tax perspective. If challenged, an amount up to the total purchase price for the Synthes shares could be treated as subject to applicable U.S. tax at approximately the statutory rate to the Company, plus interest.

The following table summarizes the consideration transferred to acquire Synthes, Inc. valued on the acquisition date of June 14, 2012:

(Dollars in Millions)
Cash (multiply 55.65CHF by shares of Synthes common stock outstanding by the exchange rate)(A)	$6,902
Common Stock (multiply 1.717 by shares of Synthes common stock outstanding by J&J stock price)(B)	$13,335
Total fair value of consideration transferred	$20,237

(A) Synthes common stock outstanding of 118.7 million shares as of the acquisition date and CHF/USD exchange rate of .95674

(B) Johnson & Johnson closing stock price on the New York Stock Exchange as of acquisition date of $65.45 per share.

The Company continues to execute the integration plans to combine businesses, sales organizations, systems and locations as a result of which the Company has and will continue to incur integration costs.

The operating results of Synthes were reported in the Company's financial statements beginning on June 14, 2012. Total sales and net earnings for Synthes for the fiscal year ended December 30, 2012 were $2,159 million and $324 million, respectively.

The following table provides pro forma results of operations for the fiscal year ended December 30, 2012, as if Synthes, Inc. had been acquired as of the beginning of the period presented. The pro forma results include the effect of divestitures and certain purchase accounting adjustments such as the estimated changes in depreciation and amortization expense on the acquired tangible and intangible assets. However, pro forma results do not include any anticipated cost savings or other effects of the integration of Synthes, Inc. Accordingly, such amounts are not necessarily indicative of the results if the acquisition had occurred on the dates indicated or which may occur in the future.

Unaudited Pro forma consolidated results
(Dollars in Millions Except Per Share Amounts)	2012

Net Sales	$68,894
Net Earnings attributable to Johnson & Johnson	$11,564
Diluted Net Earnings per share attributable to Johnson & Johnson	$4.11

The Company recorded acquisition related costs before tax of $754 million, $683 million and $1,028 million in 2014, 2013 and 2012, respectively, which were recorded in Other (income) expense and Cost of products sold.
In connection with the Synthes acquisition, DePuy Orthopaedics, Inc. agreed to divest certain rights and assets related to its trauma business to Biomet, Inc. and completed the initial closing for this transaction in the fiscal second quarter of 2012, including those countries that represented the majority of sales. As of December 30, 2012, the transaction had closed worldwide.
With the exception of the Synthes, Inc. acquisition, supplemental pro forma information for 2014, 2013 and 2012 in accordance with U.S. GAAP standards related to business combinations, and goodwill and other intangible assets, is not provided, as the impact of the aforementioned acquisitions did not have a material effect on the Company’s results of operations, cash flows or financial position.
During 2014, the Company divestitures included: The Ortho-Clinical Diagnostics business to The Carlyle Group; the K-Y® brand to Reckitt Benckiser Group PLC in the U.S. and certain other markets; and the BENECOL® brand to Raisio plc. In 2014, the gains on the divestitures of businesses were approximately $2.4 billion. The Company completed the divestiture of its Ortho-Clinical Diagnostics business to The Carlyle Group for approximately $4.0 billion and the Company recorded a pre-tax net gain of approximately $1.9 billion. Ortho-Clinical Diagnostics' results are included in the Company's Medical Devices segment pre-tax profit. As of December 28, 2014, the assets classified as held for sale relating to the Ortho-Clinical Diagnostics companies in countries that have not completely closed due to local regulatory requirements were $41 million of inventory, classified as prepaid expenses and other on the Consolidated Balance Sheet and $117 million of property, plant and equipment, classified as other assets on the Consolidated Balance Sheet.
During 2013, the Company divestitures included: women's sanitary protection products in the U.S., Canada and the Caribbean to Energizer Holdings, Inc.; Rolaids® to Chattem, Inc.; DORIBAX® rights to Shionogi; and the sale of certain consumer brands and certain pharmaceutical products. In 2013, the gains on the divestitures of businesses were $0.1 billion. During 2012, the Company divestitures included: BYSTOLIC® (nebivolol) IP rights to Forest Laboratories, Inc.; the trauma business of Depuy Orthopaedics, Inc. to Biomet, Inc.; the Therakos business to an affiliate of Gores Capital Partners III, L.P.; the sale of certain consumer brands; and the RhoGAM® business. In 2012, the gains on the divestitures of businesses were $0.9 billion.
In January 2015, a definitive agreement was announced to divest the U.S. license rights to NUCYNTA® (tapentadol), NUCYNTA ® ER (tapentadol extended-release tablets), and NUCYNTA® (tapentadol) oral solution for approximately $1.05 billion. The transaction is expected to close in the fiscal second quarter of 2015, subject to customary closing conditions and completion of financing.